Exhibit 10.1

                      STOCK AND WARRANT PURCHASE AGREEMENT

     STOCK AND WARRANT PURCHASE AGREEMENT ("Agreement") dated as of December 30, 1999, between SkyMall, Inc., a Nevada corporation (the "Company"), and each person or entity who executes a counterpart signature page to this Agreement and is listed as an investor on SCHEDULE I attached to this Agreement (each individually an "Investor" and collectively the "Investors").

                              W I T N E S S E T H:

     WHEREAS,  the Company desires to sell and issue to the Investors  listed on
SCHEDULE I, and the Investors listed on SCHEDULE I desire to purchase from the Company, up to an aggregate of 80,000 shares of Series B Junior Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock"), having the rights, designations and preferences set forth in the Certificate of Designation of the Company (the "Designations") in the identical form and substance of EXHIBIT A attached hereto on the terms and conditions set forth herein; and

     WHEREAS, each Investor listed on SCHEDULE I will also receive five-year warrants (the "Purchase Warrants"), in substantially the form and substance of EXHIBIT B1 attached hereto, to purchase that number of shares of common stock, par value $.001 per share ("Common Stock"), equal to the product of fifty percent (50%) multiplied by the number of shares of Common Stock issuable upon conversion of the Preferred Stock (as of the Closing Date) purchased by such Investor at a per share exercise price equal to the closing bid price of the Common Stock on the Nasdaq National Market as of the Closing Date;

     WHEREAS, the Company has agreed to issue to Wand Partners Inc. ("Wand Partners") a Warrant (the "Fee Warrant" and, together with the Purchase Warrants, the "Warrants"), in substantially the form and substance of EXHIBIT B2 attached hereto, to purchase an aggregate of 250,000 shares of Common Stock as an advisory fee in connection with the transactions contemplated by this Agreement; and

     WHEREAS, pursuant to the terms of the Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement"), the Company has granted the Investors registration rights with respect to the shares of Common Stock issuable upon conversion of the Preferred Stock (the "Common Shares") purchased hereunder and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") pursuant to the terms thereof;

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "Closing" and "Closing Date" shall have the meanings ascribed to such terms in Section 1.3 herein.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Holder" and "Holders" shall include an Investor or Investors, respectively, and any transferee of the shares of Preferred Stock, the Common Shares, the Warrants or the Warrant Shares or Registrable Securities (as defined in the Registration Rights Agreement) which have not been sold to the public to whom the registration rights conferred by the Registration Rights Agreement have been transferred in compliance thereof.

     "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

     "Securities" shall mean the shares of Preferred Stock, the Common Shares, the Warrants and the Warrant Shares, collectively.

     "Securities Act" or "Act" shall mean the Securities Act of 1933, as amended.

                                    ARTICLE I

                   PURCHASE AND SALE OF THE STOCK AND WARRANTS

     Section 1.1 PURCHASE AND SALE. Upon the following terms and conditions, the Company shall issue and sell to each Investor listed on SCHEDULE I severally, and each Investor listed on SCHEDULE I severally shall purchase from the Company, the number of shares of Preferred Stock and the number of Warrants indicated next to such Investor's name on SCHEDULE I attached hereto.

     Section 1.2 PURCHASE PRICE. The per share purchase price for the shares of Preferred Stock shall be $100.00 per share (the "Preferred Stock Purchase Price"). Each Investor listed on SCHEDULE I will also receive Warrants to purchase such number of shares of Common Stock equal to the product of fifty percent (50%) multiplied by the number of shares of Common Stock issuable upon conversion of the Preferred Stock as of the Closing Date.

     Section 1.3 THE CLOSING. (a) The closing of the purchase and sale of the Preferred Stock and Warrants (the "Closing"), shall take place by facsimile transmission of signature pages to each of the documents contemplated by this Agreement, following acceptance by the Company of subscriptions for shares of Preferred Stock, which acceptance shall not occur until the conditions set forth in Article V hereof shall be fulfilled or waived in accordance herewith. The date on which the Closing occurs is referred to herein as the "Closing Date."

     (b) On the Closing Date, the Company shall deliver to each Investor certificates (with the number of and denomination of such certificates reasonably requested by such Investor) representing the Warrants and the Preferred Stock purchased hereunder by such Investor registered in the name of such Investor or its nominee or deposit such Warrants and Preferred Stock into accounts designated by such Investor, and such Investor shall deliver to the Company the purchase price for the Warrants and Preferred Stock purchased by


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

such Investor hereunder by wire transfer in immediately available funds ($80,000 of such payment to be withheld by mutual agreement of the parties hereto in accordance with the expense reimbursement requirements of Section 7.17 hereof) to an account designated in writing not less than two (2) business days prior to the Closing Date by the Company. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing Date.

     (c) On the Closing Date, the Company shall enter into a Registration Rights Agreement with each Investor in the Form of EXHIBIT C attached hereto.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each of the Investors from and as of the date hereof through the Closing Date:

     (a) ORGANIZATION AND QUALIFICATION; MATERIAL ADVERSE EFFECT. The Company owns 100% of the outstanding capital stock of each of Durham & Company, a Utah corporation, Disc Publishing Inc., a Utah corporation, and skymall.com, inc., a Nevada corporation (collectively, the "Subsidiaries"), in each case free and clear of all liens, pledges, charges, claims, security interests or other encumbrances. Other than the Subsidiaries, there are no other corporations or other entities (including partnerships, limited liability companies and joint ventures) in which the Company directly or indirectly owns at least a majority of the voting power represented by the outstanding capital stock or other voting securities or interests having voting power under ordinary circumstances to elect a majority of the directors or similar members of the governing body, or otherwise to direct the management and policies, of such corporation or entity. Each of the Company and its Subsidiaries is a corporation duly incorporated and validly existing and in good standing under the laws of its respective jurisdiction of incorporation and the Company and the Subsidiaries each have the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and each Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not, individually or in the aggregate, have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity, taken as a whole, and any material adverse effect on the transactions contemplated under the Agreement or any other agreement or document contemplated hereby.

     (b) AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement and to issue the Securities in accordance with the terms hereof, the terms of the Designations and the terms of the Warrants, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions


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

contemplated hereby and thereby, including the issuance of the Preferred Stock and the Warrants in accordance with the terms of this Agreement, the Common Shares in accordance with the terms of the Designations and the Warrant Shares in accordance with the terms of the Warrants, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, except for the consent of the holders of the Series A Preferred Stock (as defined below) (which consent is attached hereto as EXHIBIT D), (iii) each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company, and (iv) each of this Agreement and the Registration Rights Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     (c) CAPITALIZATION. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock; without giving effect to this offering, as of December 27, 1999, there are 10,533,997 shares of Common Stock and 91,320 shares of Series A Junior
Convertible Preferred Stock (the "Series A Preferred Stock") issued and outstanding, respectively. All of the outstanding shares of the Common Stock and Series A Preferred Stock have been validly issued and are fully paid and non-assessable. Except as set forth on SCHEDULE 2.1(C), no shares of Common Stock or preferred stock are entitled to preemptive rights or registration rights; and without giving effect to this offering, as of December 27, 1999, there are outstanding options for 1,007,838 shares of Common Stock and outstanding warrants for 1,643,031 shares of Common Stock, in each case at the exercise prices set forth on Schedule 2.1(c). Except as disclosed in the prior sentence and as contemplated by this Agreement, and the Preferred Stock Purchase Rights issued pursuant to the Rights Agreement, dated as of September 15, 1999, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, there are no other scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable or convertible into, any shares of capital stock of the Company or any of the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of the Subsidiaries or options, warrants, scrip, rights to subscribe for, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Company or any of the Subsidiaries. Except for the shares of Series A Junior Convertible Preferred Stock to be issued to Rose Glen Capital Group, Inc. (or its designated affiliate), the Company represents and warrants that, other than as contemplated by this Agreement, it has no current plan or intention to sell or otherwise issue any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock.

     (d) ISSUANCE OF PREFERRED STOCK, COMMON SHARES AND WARRANT SHARES. The Preferred Stock, Common Shares and the Warrant Shares are duly authorized and the Common Shares and the Warrant Shares will be, as of the Closing Date, reserved for issuance and, upon conversion or exercise in accordance with terms of the Designations or Warrants, as the case may be, the Common Shares and Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and the holders of such Common Shares and Warrant Shares shall be entitled to all rights and preferences accorded to a holder of Common Stock. The outstanding shares of Common Stock are currently listed on the Nasdaq National Market ("Nasdaq").


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

     (e) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not
(i) result in a violation of the charter or Bylaws of the Company or any Subsidiary or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any Subsidiary is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Investors and not to the Company or any Subsidiary. Neither the business of the Company nor of any Subsidiary has been or is being conducted in violation of any law, ordinance or regulation of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or to make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Designations or the Warrants or issue and sell the Preferred Stock or the Warrants in accordance with the terms hereof, the Common Shares issuable upon conversion of the Preferred Stock or the Warrant Shares issuable upon exercise of the Warrants, except for the registration provisions provided for in the Registration Rights Agreement, provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

     (f) SEC DOCUMENTS; FINANCIAL STATEMENTS. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the Commission (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has delivered or made available to the Investors true and complete copies of all SEC Documents (including, without limitation, proxy information and solicitation materials and registration statements) filed with the Commission since September 30, 1998. As of their respective dates, the SEC Documents (as amended by any amendments filed prior to the date of this Agreement) complied or will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission promulgated thereunder and other Federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC

Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The transactions contemplated by this Agreement will not and, to the Company's knowledge, no event or circumstance has occurred or exists with respect to the Company or any Subsidiary which would, require a change in the Company's method of accounting for the acquisition by the Company of Disc Publishing Inc.

     (g) PRINCIPAL EXCHANGE/MARKET. The principal market on which the Common Stock is currently traded is Nasdaq.

     (h) NO MATERIAL ADVERSE CHANGE. Since September 30, 1999, the date through which the most recent quarterly report of the Company on Form 10-Q has been prepared and filed with the Commission, a copy of which is included in the SEC Documents, no event which, individually or in the aggregate, when considered with any other event, had or is likely to have a Material Adverse Effect has occurred or exists with respect to the Company or any Subsidiary, except as otherwise disclosed or reflected in press releases or other SEC Documents prepared through or as of a date subsequent to September 30, 1999, and provided to the Investors prior to the date hereof.

     (i) NO UNDISCLOSED LIABILITIES. Neither the Company nor any Subsidiary has any liabilities or obligations not disclosed in the SEC Documents, other than those liabilities incurred in the ordinary course of its respective business since September 30, 1999, or liabilities or obligations, individually or in the aggregate, which do not or would not have a Material Adverse Effect on the Company or the Subsidiaries, taken as a whole.

     (k) NO GENERAL SOLICITATION. None of the Company, the Subsidiaries or, to the Company's knowledge, any of their respective affiliates or any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

     (l) NO INTEGRATED OFFERING. None of the Company, the Subsidiaries, or, to the Company's knowledge, any of their respective affiliates, or any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities.

     (m) INTELLECTUAL PROPERTY. Each of the Company and the Subsidiaries owns, or has legal and valid rights by license, lease, or other agreement to use, all trademarks, trade names, service marks, Internet domain names, logos, assumed names, copyrights, patents, trade secrets, software, databases and names, likenesses and other information concerning real persons, and all registrations


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

and applications therefor (collectively, the "Intellectual Property Rights") which are used or are needed to conduct its respective business as it is now being conducted or as proposed to be conducted as disclosed in the SEC Documents. The Company has no reason to believe that the Intellectual Property Rights owned or used by the Company or any of its Subsidiaries are invalid or unenforceable or that the use of such Intellectual Property Rights by the Company or the Subsidiaries infringes upon or conflicts with any right of any third party, and neither the Company nor any Subsidiary has any knowledge of a basis for such claim or has received notice of any such infringement or conflict. The Company has no knowledge of any infringement or other violation of the Company's or any Subsidiary's Intellectual Property Rights by any third party. All registrations and applications for material Intellectual Property Rights owned by the Company or its Subsidiaries are valid and subsisting, and standing in the record ownership of the Company or its Subsidiaries. There are no settlements, consents, agreements to forebear or other similar agreements or arrangements to which the Company or any of its Subsidiaries is bound which materially affects its rights to own, use or enforce any Intellectual Property Rights.

     (n) NO LITIGATION. Except as set forth in the SEC Documents delivered to the Investors and in SCHEDULE 2.1(N), no litigation or claim (including those for unpaid taxes) against the Company or any Subsidiary is pending or, to the Company's knowledge, threatened, and no other event has occurred, which if determined adversely would have a Material Adverse Effect on the Company or any Subsidiary, taken as a whole, or would materially adversely effect the transactions contemplated hereby. The legal proceedings described in the SEC Documents will not have an effect on the transactions contemplated hereby, and will not have a Material Adverse Effect on the Company or the Subsidiaries, taken as a whole.

     (o) BROKERS. The Company has taken no action which would give rise to any claim by any person, other than Ryan, Beck & Co., Inc., for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement, the Registration Rights Agreement or the transactions contemplated hereby or thereby. The fee to be paid to Ryan, Beck & Co., Inc. consists of $240,000 and a warrant to purchase 34,285 shares of Common Stock. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Investor relating to this Agreement, the Registration Rights Agreement or the transactions contemplated hereby or thereby.

     (p) FORMS S-3. The Company is eligible to file a Registration Statement on Form S-3 under the Act and the rules promulgated thereunder, and Form S-3 is permitted to be used for the transactions contemplated hereby and by the Registration Rights Agreement under the Act and the rules promulgated thereunder.

     (q) YEAR 2000 COMPLIANCE. To the Company's knowledge, each system which includes software, hardware, databases or embedded control systems (microcompressor controlled, robotic or other device) (collectively, a "System"), that constitutes any part of, or is used in connection with the use, operation or enjoyment of, any asset, property or leased premises of the Company or any Subsidiary (i) is designed (or has been modified) to be used prior to and after January 1, 2000, (ii) to the Company's knowledge, will operate without error arising from the creation, recognition, acceptance, calculation, display,


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

storage, retrieval, accessing, comparison, sorting, manipulation, processing or other use of dates or date-based, date-dependent or date-related data, including but not limited to century recognition, day-of-the-week recognition, leap years, date values and interfaces of date functionalities, and (iii) to the Company's knowledge, will not be adversely affected by the advent of the year 2000, the advent of the twenty-first century or the transition from the twentieth century through the year 2000 and into the twenty-first century (collectively, items (i) through (iii) are referred to herein as "Year 2000 Compliant"). No System that is material to the business, finances or operations of the business of the Company or any Subsidiary receives data from or communicates with any component or system external to itself (whether or not such external component or system is the Company's or any Subsidiary's or any third party's) that is not itself Year 2000 Compliant. To the Company's knowledge, all licenses for the use of any system-related software, hardware, databases or embedded control systems permit the Company or the Subsidiaries to make all modifications, bypasses, debugging, work-arounds, repairs, replacements, conversions or corrections necessary to permit the System to operate compatibly, in conformance with their respective specifications, and to be Year 2000 Compliant. None of the Company nor any of the Subsidiaries has incurred, and none of the Company nor any of the Subsidiaries has any reason to believe that it may in the future incur, any expenses arising from or related to the failure of any of its Systems as a result of not being Year 2000 Compliant.

     Section 2.2 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each of the Investors, severally and not jointly, hereby makes the following representations and warranties to the Company as of the date hereof and on the Closing Date:

     (a) AUTHORIZATION; ENFORCEMENT. (i) Such Investor has the requisite power and authority, or the legal capacity, as the case may be, to enter into and perform this Agreement and to purchase the Securities being sold to such Investor hereunder, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, as required, and (iii) this Agreement constitutes the valid and binding obligation of such Investor enforceable against such Investor in accordance its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     (b) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby do not and will not (i) result in a violation of such Investor's organizational documents, or (ii) conflict with any agreement, indenture, or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, or regulation or any order, judgment or decree of any court or governmental agency applicable to such Investor. Such Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement.

     (c) INVESTMENT REPRESENTATION. Such Investor is purchasing the securities purchased hereunder for its own account and not with a view to distribution in violation of any securities laws. Such Investor has no present intention to sell the securities purchased hereunder and such Investor has no present arrangement

(whether or not legally binding) to sell the Securities purchased hereunder to or through any person or entity; provided, however, that by the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.

     (d) ACCREDITED INVESTOR. Such Investor is an "accredited investor" as defined in Rule 501 promulgated under the Act. The Investor has such knowledge and experience in financial and business matters in general and investments in particular, so that such Investor is able to evaluate the merits and risks of an investment in the securities purchased hereunder and to protect its own interests in connection with such investment. In addition (but without limiting the effect of the Company's representations and warranties contained herein), such Investor has received such information as it considers necessary or appropriate for deciding whether to purchase the Securities purchased hereunder.

     (e) RULE 144. Such Investor understands that there is no public trading market for the Preferred Stock or the Warrants, that none is expected to develop, and that the Preferred Stock and the Warrants must be held indefinitely unless converted or exercised, as applicable, or unless such securities are registered under the Act or an exemption from registration is available. Such Investor understands that the Common Shares and the Warrant Shares must be held indefinitely unless such securities are registered under the Act or an exemption from registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

     (f) BROKERS. Such Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

     (g) RELIANCE BY THE COMPANY. Such Investor understands that the Preferred Stock and Warrants are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

                                   ARTICLE III

                                    COVENANTS

     Section 3.1 CERTIFICATES ON CONVERSION OR EXERCISE. Upon (i) any conversion of the shares of Preferred Stock pursuant to the Designations, or (ii) the exercise of any Warrants in accordance with the terms of the Warrants, the Company shall issue and deliver to such Investor (or the then holder) within three (3) business days of the conversion or the exercise date, as the case may be, (x) a Certificate or Certificates for the Common Shares or Warrant Shares issuable upon conversion or exercise, as the case may be, and (y) a new certificate or certificates for the shares of Preferred Stock or Warrants, as the case may be, of such Investor (or holder) which have not yet been converted or exercised, as the case may be, but which are evidenced in part by the certificate(s) submitted to the Company in connection with such conversion or exercise (with the number of and denomination of such new certificate(s) designated by such Investor or holder).

     Section 3.2 REPLACEMENT CERTIFICATES. The certificate(s) representing the shares of Preferred Stock, Common Shares, Warrant Shares or the Warrants held by any Investor (or then holder) may be exchanged by such Investor (or such holder) at any time and from time to time for certificates with different denominations representing an equal number of shares of Preferred Stock, Common Shares, Warrant Shares or Warrants, as the case may be, as reasonably requested by such Investor (or such holder) upon surrendering the same. No service charge will be made for such registration, transfer or exchange.

     Section 3.3 SECURITIES COMPLIANCE. The Company shall notify the Commission and Nasdaq, in accordance with their requirements, of the transactions contemplated by this Agreement and the Designations and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities.

     Section 3.4 NOTICES. The Company agrees to provide all holders of Preferred Stock and all holders of Warrants with copies of all notices and information, including, without limitation, notices and proxy statements in connection with any meetings, that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stock holders.

     Section 3.5 RESERVATION OF STOCK ISSUABLE UPON EXERCISE. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of affecting the conversion or exercise of the Preferred Stock or Warrants, as the case may be, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion or exercise of all outstanding Preferred Stock or Warrants, as the case may be.

     Section 3.6 NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under this Agreement, the Registration Rights Agreement, the Designations and the Warrants, but will at all times in good faith assist in the carrying out of all the provisions of such agreements and instruments.

     Section 3.7 SERIES A CONVERTIBLE PREFERRED STOCK. The Company shall not issue any shares of its Series A Convertible Preferred Stock , par value $.001 per share, and shall promptly take such action as is necessary to decrease such number of authorized shares of Series A Convertible Preferred Stock from 8,000 to zero.

                                   ARTICLE IV

                                   CONDITIONS

     Section 4.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL THE STOCK AND WARRANTS. The obligation hereunder of the Company to issue and sell the Preferred Stock and Warrants to the Investors is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     (a) ACCURACY OF THE INVESTORS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such other date).

     (b) PERFORMANCE BY THE INVESTORS. Each Investor shall have performed all agreements and satisfied all conditions required hereby to be performed or satisfied by such Investor at or prior to the Closing Date.

     (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     Section 4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE INVESTORS TO PURCHASE THE STOCK AND THE WARRANTS. The obligation hereunder of each Investor to acquire and pay for the Preferred Stock and Warrants is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for each Investor's sole benefit and may be waived by each Investor at any time in its sole discretion.

     (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representation and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date which shall be true and correct in all material respects as of such other date), and except that all representations and warranties that by their terms are qualified by reference to "materiality" or to a "Material Adverse Effect" shall be, or have been, true and correct in all respects.

     (b) PERFORMANCE BY THE COMPANY. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing Date.

     (c) NASDAQ. From the date hereof to the Closing Date, trading in the Company's Common Stock shall not have been suspended by the Commission or Nasdaq (except for one day suspensions relating to material business announcements by the Company) and trading in securities generally as reported by Nasdaq, shall not have been suspended or limited, and the Common Stock shall not have been delisted from any exchange or market where it is currently listed.

     (d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority or competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (e) OPINION OF COUNSEL. At the Closing Date the Investors shall have received an opinion of counsel to the Company in substantially the form attached hereto as EXHIBIT E and such other opinions, certificates and documents as the Investors or their counsel shall reasonably require incident to the Closing.

     (f) SECRETARY'S CERTIFICATE. The Company shall have delivered to the Investors a certificate in form and substance reasonably satisfactory to the Investors, executed by the Secretary or an Assistant Secretary of the Company on behalf of the Company, certifying as to the satisfaction of all closing conditions, incumbency of signing officers, charter, Bylaws, good standing and authorizing resolutions of the Company.

     (g) PROXIES. The shareholders listed on SCHEDULE II (the "Shareholders") shall have executed and delivered Irrevocable Proxies in the form of EXHIBIT F attached hereto.

     (h) FEE WARRANT. The Fee Warrant shall have been simultaneously issued to Wand Partners.

     Section 4.3 POST-CLOSING OBLIGATIONS.

     (a) STOCKHOLDERS AGREEMENT. Promptly following the Closing, the Company, Wand Partners and shareholders of the Company that beneficially own at least 50.01% of the outstanding shares of Common Stock of the Company shall enter into a Stockholders Agreement in a form and substance mutually acceptable to such parties agreeing, following conversion of the Preferred Stock into Common Stock, to vote such shares for the designee of Wand Partners to the Company's Board of Directors, PROVIDED, HOWEVER, that such obligation shall cease at such time as the Investors cease to own less than fifty percent (50%) of the number of shares of Common Stock issuable upon conversion of the Preferred Stock as of the Closing Date.

     (b) PROXIES. Promptly following the Closing, the Company shall obtain and deliver executed Irrevocable Proxies in the form of EXHIBIT F attached hereto from shareholders of the Company that beneficially own at least 50.01% of the outstanding shares of Common Stock of the Company.


                                    ARTICLE V

                                LEGEND AND STOCK

     Each certificate representing the Preferred Stock, Common Shares, the Warrants and the Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION

STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE
ISSUER THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

     The appropriate portions of the legend will be removed from the certificates representing the Preferred Stock, Common Shares, the Warrants and the Warrant Shares promptly upon delivery to the Company of such satisfactory evidence as may be reasonably required by the Company that such legend is not required to ensure compliance with the Securities Act.

                                   ARTICLE VI

                                   TERMINATION

     Section 6.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Company and the Investors.

     Section 6.2 OTHER TERMINATION. This Agreement may be terminated by action of the Board of Directors of the Company or by any of the Investors at any time if the Closing Date shall not have occurred by the fifth business day following the date of this Agreement; provided, however, that the right to terminate this Agreement under Section 6.2 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing Date to have occurred on or prior to such date.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 STAMP TAXES; AGENT FEES. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Preferred Stock and the Warrants pursuant hereto, the Common Shares issued upon conversion of the Preferred Stock and the Warrant Shares issued upon exercise of the Warrants.

     Section 7.2 SPECIFIC ENFORCEMENT; CONSENT TO JURISDICTION.

     (a) The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     (b) The Company and each of the Investors (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court, the New York State courts and other courts of the United States sitting in New York County, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each of the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

     Section 7.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement together with the agreements and documents executed in connection herewith, contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     Section 7.4 NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         to the Company:            SkyMall, Inc.
                                    1520 East Pima Street
                                    Phoenix, Arizona  85034
                                    Telephone:  602-254-8620
                                    Facsimile:  602-254-6544
                                    Attn:   Robert M. Worsley
                                    Chief Executive Officer
         with copies to:            Squire, Sanders & Dempsey L.L.P.
                                    Two Renaissance Square
                                    40 North Central Avenue, Suite 2700
                                    Phoenix, Arizona  85004-4498
                                    Telephone:  602-528-4134
                                    Facsimile:  602-253-8129
                                    Attn:   Gregory R. Hall, Esq.

         to the Investors:          To each Investor with a copy to its  counsel
                                    at the addresses set forth on SCHEDULE I of this Agreement.

Any party hereto may from time to time change its address for notices by giving at least five (5) days written notice of such changed address to the other parties hereto. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above.

     Section 7.5 INDEMNITY. Each party shall indemnify, defend and hold harmless each other party against any loss, cost or damages (including reasonable
attorney's   fees)  incurred  as  a  result  of  such  parties'  breach  of  any representation, warranty, covenant or agreement in this Agreement. The procedures for such indemnification shall be as set forth in Section 5(c) of the Registration Rights Agreement.

     Section 7.6 WAIVERS. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 7.7 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 7.8 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of all Investors (which consent may be withheld for any reason in their sole discretion), except that the Company may assign this Agreement in connection with a merger, consolidation, business combination or the sale of all or substantially all of its assets provided that the Company is not released from any of its obligations hereunder, such successor in interest or assignee assumes all obligations of the Company hereunder, and appropriate adjustment of the provisions contained in this Agreement, the Designations and the Warrant is made, in form and substance satisfactory to the Investors, to place the Investors in substantially the same position as they would have been but for such assignment. Any Investor may assign this Agreement (in whole or in part) or any rights or obligations hereunder without the consent of the Company in connection with any sale or transfer of all or any portion of the Securities held by such Investor, provided that no Investor may assign this Agreement prior to the Closing Date without the Company's prior consent except to an affiliate or affiliates of such Investor.

     Section 7.9 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 7.10 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to such state's principles of conflict of laws.

     Section  7.11  SURVIVAL.   The   representations  and  warranties  and  the
agreements and covenants of the Company and each Investor contained herein shall survive the Closing.

     Section 7.12 EXECUTION. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

     Section 7.13 PUBLICITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     Section 7.14 SEVERABILITY. The parties acknowledge and agree that all representations, warranties, covenants and agreements of the Investors hereunder are several and not joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "Investors" hereunder shall be enforceable by each Investor hereunder.

     Section 7.15 LIKE TREATMENT OF HOLDERS. Neither the Company nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemption or exchange of Securities, or otherwise, to any holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Securities or this Agreement, unless such consideration is required to be paid to all holders of Securities bound by such consent, waiver or amendment whether or not such holders so consent, waive or agree to amend and whether or not such holders tender their Securities for redemption or exchange. The Company shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all holders of Securities on identical terms.

     Section 7.16 INSPECTION RIGHTS. In addition to inspection and visitation rights granted pursuant to Nevada law, the Investors (for so long as they hold Registrable Securities) and their authorized representatives shall be entitled to visit the premises of the Company and its Subsidiaries, meet with the Company's and its Subsidiaries' officers and directors and inspect the books and records of the Company and its Subsidiaries during normal business hours and upon reasonable notice, PROVIDED, HOWEVER, that, other than with respect to the rights granted pursuant to Nevada law, such Investors shall have entered into a confidentiality agreement in form and substance reasonably acceptable to the Company and shall have otherwise agreed not to engage in any trading of the Company's securities while in possession of material nonpublic information regarding the Company.

     Section 7.17 EXPENSES. Except as otherwise provided herein, each party shall pay its own expenses incident to the preparation and performance of this Agreement and the documents provided for herein. The Company shall pay the reasonable legal and accounting fees and expenses and travel expenses incurred by or on behalf of the Investors, subject to a maximum amount of $80,000.00.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                     SKYMALL, INC.


                                     By: /s/ Robert M. Worsley
                                         ---------------------------------------
                                         Name:  Robert M. Worsley
                                         Title: President


                                     INVESTOR:


                                     By: /s/
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     INVESTOR:


                                     By: /s/
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     INVESTOR:


                                     By: /s/
                                         ---------------------------------------
                                         Name:
                                         Title: